UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

QS BATTERYMARCH

INTERNATIONAL

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of QS Batterymarch International Equity Fund for the six-month reporting period ended June 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective June 30, 2014, the Fund previously known as Legg Mason Batterymarch International Equity Trust was renamed QS Batterymarch International Equity Fund. Additionally, at this time, the name of the Fund’s subadviser Batterymarch Financial Management, Inc. changed to QS Batterymarch Financial Management, Inc. There is no change in the Fund’s investment objective as a result of these name changes.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

II	QS Batterymarch International Equity Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and PMI slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013.

QS Batterymarch International Equity Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In December 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to 0.25%, a new record low. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: the ECB reduced rates to a new low of 0.15%, and will now charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” is aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were brief periods of volatility, the U.S. stock market generated strong results during the reporting period. A number of macro issues, including some weak global economic data and geopolitical concerns caused the market to decline in January 2014. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. The market was highly resilient and posted positive returns from March through June 2014. All told, for the six months ended June 30, 2014, the S&P 500 Indexvi gained 7.14%. The S&P 500 Index has now tripled since its low in 2009.

IV	QS Batterymarch International Equity Fund

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended June 30, 2014, with the Russell Midcap Indexvii returning 8.67%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii, returned 7.27% and small-cap stocks, as measured by the Russell 2000 Indexix, rose 3.19%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 5.98% and 7.95%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. International developed country stock markets, as measured by the MSCI EAFE Indexxii posted a positive return but underperformed the S&P 500 Index during the six months ended June 30, 2014, gaining 4.78%. Emerging market equities, as measured by the MSCI Emerging Markets Indexxiii returned 6.14% over the same period. Emerging market equities were initially weak due to concerns about global growth and, more specifically, China’s ability to orchestrate a “soft landing” for its economy. However, investor sentiment for these stocks later improved, triggering a sharp rally.

Performance review

For the six months ended June 30, 2014, Class C shares of QS Batterymarch International Equity Fund, excluding sales charges, returned 4.00%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned 4.78% for the same period. The Lipper International Multi-Cap Core Funds Category Average1 returned 4.07% over the same time frame.

Performance Snapshot as of June 30, 2014 (unaudited)
(excluding sales charges)	6 months
QS Batterymarch International Equity Fund:
Class A	4.35%
Class C	4.00%
Class FI	4.40%
Class R	4.27%
Class I	4.60%
Class IS	4.67%
MSCI EAFE Index	4.78%
Lipper International Multi-Cap Core Funds Category Average[1]	4.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 380 funds in the Fund’s Lipper category, and excluding sales charges.

QS Batterymarch International Equity Fund	V

Investment commentary (cont’d)

have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.36%, 2.07%, 1.40%, 1.82%, 0.98% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares and 1.10% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

VI	QS Batterymarch International Equity Fund

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

QS Batterymarch International Equity Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2014 and December 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2014 and held for the six months ended June 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	4.35%	$1,000.00	$1,043.50	1.35%	$6.84	Class A	5.00%	$1,000.00	$1,018.10	1.35%	$6.76
Class C	4.00	1,000.00	1,040.00	2.10	10.62	Class C	5.00	1,000.00	1,014.38	2.10	10.49
Class FI	4.40	1,000.00	1,044.00	1.35	6.84	Class FI	5.00	1,000.00	1,018.10	1.35	6.76
Class R	4.27	1,000.00	1,042.70	1.60	8.10	Class R	5.00	1,000.00	1,016.86	1.60	8.00
Class I	4.60	1,000.00	1,046.00	1.02	5.17	Class I	5.00	1,000.00	1,019.74	1.02	5.11
Class IS	4.67	1,000.00	1,046.70	0.91	4.62	Class IS	5.00	1,000.00	1,020.28	0.91	4.56

2	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

[1]	For the six months ended June 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Common Stocks — 97.5%
Consumer Discretionary — 12.4%
Auto Components — 2.5%
Bridgestone Corp.	38,200	$1,336,746
Continental AG	12,011	2,781,954
GKN PLC	201,296	1,250,872
Magna International Inc.	10,650	1,146,393
NHK Spring Co., Ltd.	110,400	1,035,289
Valeo SA	14,085	1,891,822
Total Auto Components		9,443,076
Automobiles — 3.5%
Daimler AG, Registered Shares	36,978	3,463,365
Fuji Heavy Industries Ltd.	87,000	2,408,914
Geely Automobile Holdings Ltd.	1,960,000	690,390
Mitsubishi Motors Corp.	93,300	1,029,657
Tata Motors Ltd., ADR	40,500	1,581,930
Toyota Motor Corp.	64,875	3,896,150
Total Automobiles		13,070,406
Diversified Consumer Services — 0.3%
New Oriental Education & Technology Group Inc., ADR	50,000	1,328,500
Hotels, Restaurants & Leisure — 0.7%
Accor SA	21,609	1,124,094
Betfair Group PLC	49,700	870,979
SJM Holdings Ltd.	224,000	560,116
Total Hotels, Restaurants & Leisure		2,555,189
Household Durables — 2.3%
Barratt Developments PLC	314,342	2,010,375
Casio Computer Co., Ltd.	88,200	1,279,838
JM AB	31,100	1,154,343
Matsushita Electric Industrial Co., Ltd.	147,600	1,797,921
Persimmon PLC	51,248	1,116,495
Sekisui Chemical Co., Ltd.	119,000	1,377,888
Total Household Durables		8,736,860
Leisure Products — 0.4%
Bandai Namco Holdings Inc.	65,700	1,538,329
Media — 1.0%
British Sky Broadcasting Group PLC	112,912	1,746,867
ProSiebenSat.1 Media AG	26,729	1,190,782
Zon Optimus SGPS SA	123,700	813,036
Total Media		3,750,685

See Notes to Financial Statements.

4	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Multiline Retail — 0.6%
Dollarama Inc.	8,900	$732,735
Next PLC	15,896	1,761,486
Total Multiline Retail		2,494,221
Textiles, Apparel & Luxury Goods — 1.1%
Compagnie Financiere Richemont SA	13,729	1,440,554
Li & Fung Ltd.	741,100	1,099,640
Pandora A/S	19,600	1,502,888
Total Textiles, Apparel & Luxury Goods		4,043,082
Total Consumer Discretionary		46,960,348
Consumer Staples — 8.3%
Beverages — 0.7%
Anheuser-Busch InBev NV	24,480	2,812,367
Food & Staples Retailing — 1.1%
Alimentation Couche-Tard Inc., Class B Shares	39,300	1,076,556
Booker Group PLC	455,321	1,010,669
Koninklijke Ahold NV	103,944	1,951,352
Total Food & Staples Retailing		4,038,577
Food Products — 3.3%
CALBEE Inc.	46,000	1,268,684
Glanbia PLC	68,156	1,028,453
Kerry Group PLC, Class A Shares	22,536	1,692,592
Nestle SA, Registered Shares	80,852	6,263,568
Unilever NV, CVA	52,697	2,305,809
Total Food Products		12,559,106
Household Products — 0.4%
Reckitt Benckiser Group PLC	17,000	1,483,784
Personal Products — 0.9%
Kao Corp.	46,800	1,841,880
Shiseido Co., Ltd.	83,100	1,515,085
Total Personal Products		3,356,965
Tobacco — 1.9%
British American Tobacco PLC	40,097	2,386,673
Imperial Tobacco Group PLC	57,723	2,598,102
Japan Tobacco Inc.	23,600	860,321
Swedish Match AB	32,700	1,135,425
Total Tobacco		6,980,521
Total Consumer Staples		31,231,320

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Energy — 6.0%
Energy Equipment & Services — 0.7%
Core Laboratories NV	7,600	$1,269,656
John Wood Group PLC	88,881	1,226,774
Total Energy Equipment & Services		2,496,430
Oil, Gas & Consumable Fuels — 5.3%
BG Group PLC	51,724	1,093,227
BP PLC	411,669	3,627,626
Cairn Energy PLC	225,500	771,841	*
China Petroleum & Chemical Corp., Class H Shares	1,392,000	1,329,067
Encana Corp.	47,377	1,122,432
Inpex Holdings Inc.	62,800	954,662
Royal Dutch Shell PLC, Class A Shares	133,197	5,515,374
Royal Dutch Shell PLC, Class B Shares	28,408	1,236,099
Suncor Energy Inc.	27,400	1,168,361
Total SA	28,659	2,071,234
Woodside Petroleum Ltd.	34,200	1,324,461
Total Oil, Gas & Consumable Fuels		20,214,384
Total Energy		22,710,814
Financials — 23.9%
Banks — 11.3%
Aozora Bank Ltd.	365,000	1,199,793
Australia & New Zealand Banking Group Ltd.	80,128	2,519,059
Banca Monte dei Paschi di Siena SpA	967,280	1,874,163	*
Banca Popolare di Milano Scarl	1,489,016	1,335,486	*
Banco Santander SA	181,194	1,893,072
Bank Hapoalim Ltd.	139,690	807,650
BNP Paribas SA	17,990	1,220,477
BOC Hong Kong Holdings Ltd.	543,241	1,573,565
Commonwealth Bank of Australia	24,762	1,888,493
Credit Agricole SA	149,614	2,110,125
DBS Group Holdings Ltd.	104,000	1,397,065
HSBC Holdings PLC	356,492	3,617,285
ICICI Bank Ltd., ADR	24,300	1,212,570
Jyske Bank A/S	18,277	1,037,571	*
Lloyds TSB Group PLC	879,970	1,118,191	*
Mitsubishi UFJ Financial Group Inc.	337,900	2,071,328
Mizuho Financial Group Inc.	1,192,700	2,448,858
Natixis	229,054	1,468,480
Resona Holdings Inc.	283,700	1,652,268

See Notes to Financial Statements.

6	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Banks — continued
Royal Bank of Canada	14,400	$1,029,410
SinoPac Holdings Co., Ltd.	2,485,336	1,119,558
Skandinaviska Enskilda Banken AB	173,823	2,323,173
Sumitomo Mitsui Financial Group Inc.	45,300	1,897,766
Svenska Handelsbanken AB	30,600	1,498,045
Westpac Banking Corp.	74,394	2,376,675
Total Banks		42,690,126
Capital Markets — 2.5%
3i Group PLC	196,200	1,349,486
Daiwa Securities Group Inc.	189,000	1,636,178
GAM Holding AG	50,725	966,681	*
Macquarie Group Ltd.	26,566	1,493,755
Nomura Holdings Inc.	244,400	1,729,774
UBS AG, Registered Shares	122,216	2,242,281	*
Total Capital Markets		9,418,155
Consumer Finance — 0.4%
ORIX Corp.	90,700	1,503,236
Diversified Financial Services — 0.6%
London Stock Exchange Group PLC	67,900	2,332,215
Insurance — 7.0%
Ageas	29,500	1,176,890
Allianz AG, Registered Shares	13,307	2,217,530
Aviva PLC	166,129	1,451,419
CNP Assurances	46,132	957,635
Dai-ichi Life Insurance Co., Ltd.	62,200	926,507
Delta Lloyd NV	49,532	1,257,460
Gjensidige Forsikring ASA	55,411	993,700
Hannover Rueck SE	14,793	1,333,051
Just Retirement Group PLC	283,900	711,308	*
Legal & General Group PLC	421,734	1,626,837
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	11,983	2,656,508
Prudential PLC	57,371	1,316,657
Sanlam Ltd.	156,618	909,371
SCOR SE	50,201	1,726,755
Swiss Life Holding	6,166	1,462,235	*
Swiss Re AG	22,163	1,971,877	*
T&D Holdings Inc.	97,400	1,323,921

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Insurance — continued
Tokio Marine Holdings Inc.	30,600	$1,006,458
Zurich Insurance Group AG	3,661	1,103,502	*
Total Insurance		26,129,621
Real Estate Investment Trusts (REITs) — 1.1%
GPT Group	191,702	694,139
Link REIT	238,000	1,280,527
Scentre Group	178,873	539,739	*
Stockland	204,667	748,804
Westfield Corp.	143,558	967,881
Total Real Estate Investment Trusts (REITs)		4,231,090
Real Estate Management & Development — 1.0%
China Overseas Land & Investment Ltd.	428,000	1,038,192
Daito Trust Construction Co., Ltd.	11,800	1,387,276
Shimao Property Holdings Ltd.	307,000	565,643
Tokyu Fudosan Holdings Corp.	109,000	859,691
Total Real Estate Management & Development		3,850,802
Total Financials		90,155,245
Health Care — 13.4%
Biotechnology — 0.5%
Grifols SA	32,142	1,756,741
Health Care Equipment & Supplies — 0.6%
Coloplast A/S, Class B Shares	23,660	2,139,670
Health Care Providers & Services — 0.7%
Medipal Holdings Corp.	89,000	1,261,577
Rhoen-Klinikum AG	42,300	1,397,064
Total Health Care Providers & Services		2,658,641
Life Sciences Tools & Services — 1.1%
ICON PLC	42,000	1,978,620	*
Lonza Group AG, Registered Shares	22,078	2,402,489	*
Total Life Sciences Tools & Services		4,381,109
Pharmaceuticals — 10.5%
Astellas Pharma Inc.	128,000	1,681,733
AstraZeneca PLC	34,401	2,555,420
Bayer AG, Registered Shares	24,301	3,432,354
GlaxoSmithKline PLC	178,618	4,780,942
Merck KGaA	21,000	1,822,799
Novartis AG, Registered Shares	60,027	5,435,462
Novo Nordisk A/S, Class B Shares	74,695	3,437,848

See Notes to Financial Statements.

8	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Pharmaceuticals — continued
Roche Holding AG	22,356	$6,667,977
Sanofi	28,543	3,032,132
Shionogi & Co., Ltd.	63,500	1,325,098
Shire PLC	27,488	2,149,863
Teva Pharmaceutical Industries Ltd., ADR	43,717	2,291,645
Valeant Pharmaceuticals International Inc.	6,908	873,591	*
Total Pharmaceuticals		39,486,864
Total Health Care		50,423,025
Industrials — 12.0%
Aerospace & Defense — 1.3%
Airbus Group NV	11,828	792,636
Cobham PLC	340,309	1,818,850
Rolls-Royce Holdings PLC	52,548	961,359	*
Safran SA	20,206	1,322,949
Total Aerospace & Defense		4,895,794
Air Freight & Logistics — 0.5%
PostNL NV	185,700	877,263	*
TNT Express NV	135,600	1,227,325
Total Air Freight & Logistics		2,104,588
Airlines — 0.7%
easyJet PLC	52,920	1,236,243
Japan Airlines Co., Ltd.	22,600	1,249,297
Total Airlines		2,485,540
Building Products — 0.3%
Geberit AG	3,204	1,124,724
Commercial Services & Supplies — 0.4%
Horizon North Logistics Inc.	91,851	659,368
Societe BIC SA	5,313	726,927
Total Commercial Services & Supplies		1,386,295
Construction & Engineering — 1.6%
Ferrovial SA	57,200	1,273,940
Keller Group PLC	62,900	991,429
Sino Thai Engineering & Construction PCL	1,468,300	1,031,497
Skanska AB	51,141	1,167,245
Vinci SA	20,215	1,511,350
Total Construction & Engineering		5,975,461
Electrical Equipment — 0.8%
Mitsubishi Electric Corp.	130,000	1,604,067
Nordex SE	62,700	1,393,429	*
Total Electrical Equipment		2,997,496

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Industrial Conglomerates — 2.2%
Alfa SA de CV, Series A Shares	399,700	$1,106,042
DCC PLC	35,053	2,149,431
Hutchison Whampoa Ltd.	151,742	2,073,374
Siemens AG, Registered Shares	22,235	2,936,554
Total Industrial Conglomerates		8,265,401
Machinery — 1.0%
Alfa Laval AB	46,900	1,208,728
Georg Fischer AG	1,425	1,021,186	*
Hino Motors Ltd.	108,000	1,487,192
Total Machinery		3,717,106
Marine — 0.4%
AP Moller—Maersk A/S	640	1,590,347
Professional Services — 0.4%
Adecco SA	18,055	1,486,260	*
Road & Rail — 0.9%
Central Japan Railway Co.	14,500	2,068,259
West Japan Railway Co.	32,000	1,408,815
Total Road & Rail		3,477,074
Trading Companies & Distributors — 1.5%
Ashtead Group PLC	150,596	2,255,137
Itochu Corp.	147,200	1,890,403
Marubeni Corp.	237,000	1,733,547
Total Trading Companies & Distributors		5,879,087
Total Industrials		45,385,173
Information Technology — 6.5%
Electronic Equipment, Instruments & Components — 1.0%
AU Optronics Corp.	2,601,000	1,101,971	*
Hoya Corp.	43,200	1,435,380
Murata Manufacturing Co., Ltd.	15,500	1,450,625
Total Electronic Equipment, Instruments & Components		3,987,976
Internet Software & Services — 0.7%
United Internet AG	27,241	1,200,163
Yahoo Japan Corp.	281,700	1,301,373
Total Internet Software & Services		2,501,536
IT Services — 0.8%
Amadeus IT Holding SA, Class A Shares	42,499	1,752,800
Wipro Ltd.	156,509	1,418,196
Total IT Services		3,170,996

See Notes to Financial Statements.

10	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

QS Batterymarch International Equity Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 1.4%
Infineon Technologies AG	119,608	$1,495,141
NXP Semiconductors NV	34,600	2,289,828	*
Rohm Co., Ltd.	23,400	1,342,026
Total Semiconductors & Semiconductor Equipment		5,126,995
Software — 1.3%
Aveva Group PLC	15,432	538,242
Constellation Software Inc.	4,005	1,020,758
Fuji Photo Film Co., Ltd.	36,700	1,023,419
Playtech PLC	65,300	688,966
Temenos Group AG	40,900	1,593,477	*
Total Software		4,864,862
Technology Hardware, Storage & Peripherals — 1.3%
Fujitsu Ltd.	187,000	1,401,046
InnoLux Corp.	1,962,000	919,955	*
Seiko Epson Corp.	62,000	2,637,777
Total Technology Hardware, Storage & Peripherals		4,958,778
Total Information Technology		24,611,143
Materials — 8.3%
Chemicals — 3.4%
Asahi Kasei Corp.	187,000	1,430,581
BASF SE	17,925	2,087,036
EMS-Chemie Holding AG	2,737	1,092,578
Givaudan SA, Registered Shares	1,169	1,949,652	*
Johnson Matthey PLC	21,685	1,150,463
Novozymes A/S	29,211	1,465,150
PTT Global Chemical PCL, NVDR	406,900	846,272
Symrise AG	27,851	1,517,637
Tosoh Corp.	240,000	1,163,220
Total Chemicals		12,702,589
Construction Materials — 0.6%
CSR Ltd.	377,200	1,241,325
Taiheiyo Cement Corp.	282,000	1,135,739
Total Construction Materials		2,377,064
Containers & Packaging — 0.7%
Amcor Ltd.	84,768	833,690
DS Smith PLC	372,055	1,762,482
Orora Ltd.	84,768	113,903
Total Containers & Packaging		2,710,075

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2014

QS Batterymarch International Equity Fund

Security	Shares	Value
Metals & Mining — 3.3%
Angang New Steel Co., Ltd.	1,570,000	$1,010,825	*
Anglo American PLC	62,438	1,528,046
Antofagasta PLC	100,808	1,316,349
BHP Billiton Ltd.	60,955	2,063,442
BHP Billiton PLC	55,567	1,796,865
Kobe Steel Ltd.	525,000	787,720
Rio Tinto PLC	56,641	3,013,237
Sims Metal Management Ltd.	93,938	857,443	*
Total Metals & Mining		12,373,927
Paper & Forest Products — 0.3%
Stora Enso Oyj, Class R Shares	137,608	1,339,714
Total Materials		31,503,369
Telecommunication Services — 4.1%
Diversified Telecommunication Services — 2.8%
Bezeq Israeli Telecommunication Corp. Ltd.	1,037,261	1,943,636
BT Group PLC	349,726	2,303,707
HKT Trust and HKT Ltd.	1,014,000	1,189,263
Nippon Telegraph & Telephone Corp.	31,600	1,970,770
Swisscom AG, Registered Shares	2,543	1,478,255
Telecom Corp. of New Zealand Ltd.	309,013	725,091
Verizon Communications Inc.	17,710	867,790
Total Diversified Telecommunication Services		10,478,512
Wireless Telecommunication Services — 1.3%
Freenet AG	28,030	891,602
KDDI Corp.	17,600	1,073,495
Softbank Corp.	23,300	1,734,879
Vodafone Group PLC	367,301	1,225,767
Total Wireless Telecommunication Services		4,925,743
Total Telecommunication Services		15,404,255
Utilities — 2.6%
Electric Utilities — 1.3%
Cheung Kong Infrastructure Holdings Ltd.	135,497	937,941
Energias de Portugal SA	191,700	961,781
Red Electrica de Espana	17,784	1,626,689
Tenaga Nasional Berhad	315,300	1,196,000
Total Electric Utilities		4,722,411

See Notes to Financial Statements.

12	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

QS Batterymarch International Equity Fund

Security			Shares	Value
Gas Utilities — 0.7%
Enagas SA			46,900	$1,509,174
Snam Rete Gas SpA			181,890	1,095,873
Total Gas Utilities				2,605,047
Multi-Utilities — 0.6%
Centrica PLC			156,680	838,212
National Grid PLC			104,543	1,502,885
Total Multi-Utilities				2,341,097
Total Utilities				9,668,555
Total Common Stocks (Cost — $295,888,246)				368,053,247
Preferred Stocks — 1.0%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Volkswagen AG			3,900	1,024,264
Consumer Staples — 0.4%
Household Products — 0.4%
Henkel AG & Co. KGaA			14,898	1,722,358
Utilities — 0.3%
Electric Utilities — 0.3%
Companhia Energetica de Minas Gerais			139,918	1,022,076
Total Preferred Stocks (Cost — $3,938,664)				3,768,698
Rights — 0.0%
HKT Trust and HKT Ltd. (Cost — $0)			182,520	53,929	*(a)
Total Investments before Short-Term Investments (Cost — $299,826,910)				371,875,874

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.3%
Repurchase Agreements — 1.3%
Interest in $2,100,000,000 joint tri-party repurchase agreement dated 6/30/14 with RBS Securities Inc.; Proceeds at maturity — $4,364,556; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 7/15/14 to 2/15/42; Market value — $4,451,848)	0.050%	7/1/14	$4,364,550	4,364,550
Interest in $243,197,000 joint tri-party repurchase agreement dated 6/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $505,451; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/17 to 11/15/42; Market value — $520,614)	0.050%	7/1/14	505,450	505,450
Total Short-Term Investments (Cost — $4,870,000)				4,870,000
Total Investments — 99.8% (Cost — $304,696,910#)				376,745,874
Other Assets in Excess of Liabilities — 0.2%				635,439
Total Net Assets — 100.0%				$377,381,313

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2014

QS Batterymarch International Equity Fund

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)
NVDR	— Non Voting Depositary Receipt

Summary of Investments by Country (unaudited)**
Japan	20.5%
United Kingdom	18.2
Switzerland	10.5
Germany	9.2
France	5.3
Australia	4.7
Netherlands	4.4
Denmark	3.0
Spain	2.6
Ireland	2.4
Sweden	2.3
Hong Kong	2.2
Canada	2.1
China	1.7
Israel	1.3
Italy	1.1
India	1.1
Belgium	1.1
Taiwan	0.8
United States	0.8
Thailand	0.5
Portugal	0.5
Singapore	0.4
Finland	0.4
Malaysia	0.3
Mexico	0.3
Brazil	0.3
Norway	0.3
South Africa	0.2
New Zealand	0.2
Short-term investments	1.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2014 and are subject to change.

See Notes to Financial Statements.

14	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $304,696,910)	$376,745,874
Foreign currency, at value (Cost — $554,589)	556,725
Cash	448
Dividends and interest receivable	1,448,271
Receivable for securities sold	75,152
Receivable for Fund shares sold	29,946
Prepaid expenses	47,729
Total Assets	378,904,145

Liabilities:
Payable for securities purchased	782,006
Investment management fee payable	227,881
Payable for Fund shares repurchased	223,080
Service and/or distribution fees payable	57,574
Accrued foreign capital gains tax	48,588
Accrued expenses	183,703
Total Liabilities	1,522,832
Total Net Assets	$377,381,313

Net Assets:
Par value (Note 7)	$243
Paid-in capital in excess of par value	614,900,469
Undistributed net investment income	4,614,932
Accumulated net realized loss on investments and foreign currency transactions	(314,193,123)
Net unrealized appreciation on investments and foreign currencies	72,058,792	†
Total Net Assets	$377,381,313

Shares Outstanding:
Class A	404,601
Class C	4,367,598
Class FI	626,126
Class R	19,061
Class I	1,414,687
Class IS	17,501,518

Net Asset Value:
Class A (and redemption price)	$15.12
Class C*	$15.08
Class FI (and redemption price)	$15.65
Class R (and redemption price)	$15.62
Class I (and redemption price)	$15.64
Class IS (and redemption price)	$15.61
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.04

†	Net of accrued foreign capital gains tax of $48,588.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Dividends	$8,880,819
Interest	679
Less: Foreign taxes withheld	(712,109)
Total Investment Income	8,169,389

Expenses:
Investment management fee (Note 2)	1,333,068
Service and/or distribution fees (Notes 2 and 5)	349,020
Transfer agent fees (Note 5)	123,372
Audit and tax	72,882
Custody fees	56,589
Registration fees	38,446
Legal fees	22,677
Trustees’ fees	22,402
Fund accounting fees	21,128
Shareholder reports	18,200
Fees recaptured by investment manager (Note 2)	12,747
Insurance	3,211
Miscellaneous expenses	6,204
Total Expenses	2,079,946
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(23,563)
Net Expenses	2,056,383
Net Investment Income	6,113,006

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	8,771,454
Foreign currency transactions	(32,635)
Net Realized Gain	8,738,819
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,326,255	†
Foreign currencies	42,121
Change in Net Unrealized Appreciation (Depreciation)	1,368,376
Net Gain on Investments and Foreign Currency Transactions	10,107,195
Increase in Net Assets from Operations	$16,220,201

†	Net of change in accrued foreign capital gains tax of $16,972.

See Notes to Financial Statements.

16	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$6,113,006	$5,242,157
Net realized gain	8,738,819	10,891,306
Change in net unrealized appreciation (depreciation)	1,368,376	42,266,477
Increase in Net Assets From Operations	16,220,201	58,399,940

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(500,011)	(3,400,023)
Decrease in Net Assets From Distributions to Shareholders	(500,011)	(3,400,023)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	28,590,547	88,805,142
Reinvestment of distributions	484,331	3,246,554
Cost of shares repurchased	(21,143,042)	(60,355,383)
Increase in Net Assets From Fund Share Transactions	7,931,836	31,696,313
Increase in Net Assets	23,652,026	86,696,230

Net Assets:
Beginning of period	353,729,287	267,033,057
End of period*	$377,381,313	$353,729,287
*Includesundistributed (overdistributed) net investment income, respectively, of:	$4,614,932	$(998,063)

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012[3]	2011[3]	2010[3]	2009[3,4]

Net asset value, beginning of period	$14.49	$12.09	$10.92	$12.80	$11.98	$9.20

Income (loss) from operations:
Net investment income	0.23	0.22	0.23	0.25	0.17	0.23
Net realized and unrealized gain (loss)	0.40	2.30	1.21	(1.86)	0.90	2.80
Total income (loss) from operations	0.63	2.52	1.44	(1.61)	1.07	3.03

Less distributions from:
Net investment income	—	(0.12)	(0.27)	(0.27)	(0.25)	(0.25)
Total distributions	—	(0.12)	(0.27)	(0.27)	(0.25)	(0.25)

Net asset value, end of period	$15.12	$14.49	$12.09	$10.92	$12.80	$11.98
Total return[5]	4.35%	20.89%	13.23%	(12.54)%	8.95%	32.94%

Net assets, end of period (000s)	$6,119	$6,078	$5,142	$5,753	$7,583	$9,322

Ratios to average net assets:
Gross expenses	1.38%[6,7]	1.37%[7]	1.42%	1.34%[7]	1.32%	1.19%[6]
Net expenses[8,9]	1.35 [6,7,10]	1.35 [7,10]	1.35 [10]	1.34 [7]	1.28 [10]	1.19 [6,10]
Net investment income	3.22 [6]	1.66	1.98	2.00	1.44	2.40 [6]

Portfolio turnover rate	26%	55%	67%	58%	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the period February 3, 2009 (inception date) to December 31, 2009.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1,2]	2014[3]	2013	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$14.50	$12.12	$10.93	$12.82	$12.00	$10.16

Income (loss) from operations:
Net investment income	0.18	0.13	0.15	0.17	0.08	0.16
Net realized and unrealized gain (loss)	0.40	2.28	1.22	(1.87)	0.90	1.84
Total income (loss) from operations	0.58	2.41	1.37	(1.70)	0.98	2.00

Less distributions from:
Net investment income	—	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)
Total distributions	—	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)

Net asset value, end of period	$15.08	$14.50	$12.12	$10.93	$12.82	$12.00
Total return[5]	4.00%	19.94%	12.52%	(13.22)%	8.13%	19.65%

Net assets, end of period (000s)	$65,878	$68,862	$72,504	$84,442	$136,014	$163,709

Ratios to average net assets:
Gross expenses	2.16%[6]	2.07%	2.08%	2.05%[7]	2.03%	1.96%
Net expenses[8,9]	2.10 [6,10]	2.07	2.08	2.05 [7]	2.03 [10]	1.95 [10]
Net investment income	2.47 [6]	0.96	1.28	1.35	0.66	1.54

Portfolio turnover rate	26%	55%	67%	58%	92%	123%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2014[3]	2013	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$14.99	$12.50	$11.28	$13.21	$12.36	$10.47

Income (loss) from operations:
Net investment income	0.24	0.24	0.24	0.27	0.19	0.25
Net realized and unrealized gain (loss)	0.42	2.36	1.25	(1.92)	0.91	1.88
Total income (loss) from operations	0.66	2.60	1.49	(1.65)	1.10	2.13

Less distributions from:
Net investment income	—	(0.11)	(0.27)	(0.28)	(0.25)	(0.24)
Total distributions	—	(0.11)	(0.27)	(0.28)	(0.25)	(0.24)

Net asset value, end of period	$15.65	$14.99	$12.50	$11.28	$13.21	$12.36
Total return[5]	4.40%	20.86%	13.26%	(12.49)%	8.92%	20.35%

Net assets, end of period (000s)	$9,798	$9,551	$9,420	$9,514	$12,787	$25,798

Ratios to average net assets:
Gross expenses	1.41%[6]	1.41%[7]	1.47%[7]	1.34%	1.27%	1.28%
Net expenses[8,9]	1.35 [6,10]	1.35 [7,10]	1.35 [7,10]	1.31 [10]	1.27	1.28
Net investment income	3.25 [6]	1.75	1.99	2.08	1.54	2.38

Portfolio turnover rate	26%	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2013	2012[3]	2011[3]	2010[3]	2009[3]

Net asset value, beginning of period	$14.98	$12.50	$11.28	$13.22	$12.37	$10.47

Income (loss) from operations:
Net investment income	0.23	0.20	0.21	0.27	0.14	0.22
Net realized and unrealized gain (loss)	0.41	2.36	1.26	(1.97)	0.92	1.88
Total income (loss) from operations	0.64	2.56	1.47	(1.70)	1.06	2.10

Less distributions from:
Net investment income	—	(0.08)	(0.25)	(0.24)	(0.21)	(0.20)
Total distributions	—	(0.08)	(0.25)	(0.24)	(0.21)	(0.20)

Net asset value, end of period	$15.62	$14.98	$12.50	$11.28	$13.22	$12.37
Total return[4]	4.27%	20.55%	13.06%	(12.81)%	8.56%	20.06%

Net assets, end of period (000s)	$298	$547	$311	$267	$1,164	$1,898

Ratios to average net assets:
Gross expenses	1.83%[5,6]	1.82%	1.72%[6]	1.94%[6]	1.74%	1.89%
Net expenses[7,8,9]	1.60 [5,6]	1.60	1.58 [6]	1.58 [6]	1.60	1.60
Net investment income	3.15 [5]	1.49	1.73	2.02	1.13	2.08

Portfolio turnover rate	26%	55%	67%	58%	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2013	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$14.97	$12.48	$11.26	$13.19	$12.33	$10.44

Income (loss) from operations:
Net investment income	0.27	0.28	0.30	0.30	0.21	0.28
Net realized and unrealized gain (loss)	0.42	2.38	1.23	(1.92)	0.95	1.90
Total income (loss) from operations	0.69	2.66	1.53	(1.62)	1.16	2.18

Less distributions from:
Net investment income	(0.02)	(0.17)	(0.31)	(0.31)	(0.30)	(0.29)
Total distributions	(0.02)	(0.17)	(0.31)	(0.31)	(0.30)	(0.29)

Net asset value, end of period	$15.64	$14.97	$12.48	$11.26	$13.19	$12.33
Total return[5]	4.60%	21.25%	13.70%	(12.22)%	9.36%	20.87%

Net assets, end of period (000s)	$22,119	$21,575	$20,448	$48,464	$83,879	$89,298

Ratios to average net assets:
Gross expenses	1.02%[6]	0.98%	1.00%	0.98%	0.96%	0.91%
Net expenses[7,8]	1.02 [6]	0.98	1.00	0.98	0.96 [9]	0.90 [9]
Net investment income	3.60 [6]	2.07	2.55	2.30	1.74	2.58

Portfolio turnover rate	26%	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2014[3]	2013	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$14.94	$12.46	$11.25	$13.18	$12.33	$10.44

Income (loss) from operations:
Net investment income	0.28	0.27	0.28	0.32	0.23	0.28
Net realized and unrealized gain (loss)	0.42	2.39	1.26	(1.93)	0.93	1.91
Total income (loss) from operations	0.70	2.66	1.54	(1.61)	1.16	2.19

Less distributions from:
Net investment income	(0.03)	(0.18)	(0.33)	(0.32)	(0.31)	(0.30)
Total distributions	(0.03)	(0.18)	(0.33)	(0.32)	(0.31)	(0.30)

Net asset value, end of period	$15.61	$14.94	$12.46	$11.25	$13.18	$12.33
Total return[5]	4.67%	21.41%	13.68%	(12.14)%	9.37%	20.92%

Net assets, end of period (000s)	$273,169	$247,116	$159,208	$141,815	$158,699	$284,206

Ratios to average net assets:
Gross expenses	0.91%[6,7]	0.89%[7]	0.93%	0.89%	0.88%	0.86%
Net expenses[8,9]	0.91 [6,7]	0.88 [7,10]	0.93 [10]	0.89	0.88	0.86
Net investment income	3.69 [6]	1.99	2.35	2.47	1.92	2.57

Portfolio turnover rate	26%	55%	67%	58%	92%	123%

[1]	On October 5, 2009, Institutional Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed the total annual operating expenses of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

QS Batterymarch International Equity Fund (formerly Legg Mason Batterymarch International Equity Trust) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

24	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$368,053,247	—	—	$368,053,247
Preferred stocks	3,768,698	—	—	3,768,698
Rights	—	$53,929	—	53,929
Total long-term investments	$371,821,945	$53,929	—	$371,875,874
Short-term investments†	—	4,870,000	—	4,870,000
Total investments	$371,821,945	$4,923,929	—	$376,745,874

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

26	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

28	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of India and Thai securities held by the Fund are subject to capital gains tax in those countries. As of June 30, 2014, there were $48,588 of capital gains tax liabilities accrued on unrealized gains.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (formerly Batterymarch Financial Management, Inc.) (“QS Batterymarch”) is the Fund’s investment adviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays QS Batterymarch an aggregate fee equal to 66 2/3% of the net management fee it receives from the Fund. For Western Asset services to the Fund, LMPFA pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.35%, 2.10%, 1.35%, 1.60% and 1.10%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2014, fees waived and/or expenses reimbursed amounted to $23,563.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R
Expires December 31, 2014	—	—	$1,813	$1,810
Expires December 31, 2015	$2,668	—	11,444	408
Expires December 31, 2016	1,265	—	5,806	1,065
Expires December 31, 2017	802	$19,235	2,918	608
Total fee waivers/expense reimbursements subject to recapture	$4,735	$19,235	$21,981	$3,891

For the six months ended June 30, 2014, LMPFA recaptured $675, $1, and $12,071 for Class A, Class R and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2014, LMIS and its affiliates retained sales charges of $256 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2014, CDSCs paid to LMIS and its affiliates were $450 for Class C shares.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

30	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of June 30, 2014, Legg Mason and its affiliates owned 72% of the Fund.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$104,189,407
Sales	92,675,531

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$76,083,742
Gross unrealized depreciation	(4,034,778)
Net unrealized appreciation	$72,048,964

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$7,354	$6,116
Class C	328,448	86,338
Class FI	11,879	12,593
Class R	1,339	1,153
Class I	—	13,268
Class IS	—	3,904
Total	$349,020	$123,372

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$802
Class C	19,235
Class FI	2,918
Class R	608
Class I	—
Class IS	—
Total	$23,563

6. Distributions to shareholders by class

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	—	$50,222
Class C	—	174,171
Class FI	—	72,285
Class R	—	3,129
Class I	$27,407	242,810
Class IS	472,604	2,857,406
Total	$500,011	$3,400,023

7. Shares of beneficial interest

At June 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,243	$148,531	55,023	$742,756
Shares issued on reinvestment	—	—	3,525	49,114
Shares repurchased	(25,210)	(364,282)	(64,222)	(847,985)
Net decrease	(14,967)	$(215,751)	(5,674)	$(56,115)

Class C
Shares sold	72,632	$1,051,482	181,413	$2,428,303
Shares issued on reinvestment	—	—	13,149	171,209
Shares repurchased	(453,572)	(6,579,962)	(1,429,460)	(18,764,337)
Net decrease	(380,940)	$(5,528,480)	(1,234,898)	$(16,164,825)

32	QS Batterymarch International Equity Fund 2014 Semi-Annual Report

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class FI
Shares sold	25,628	$380,338	81,174	$1,079,058
Shares issued on reinvestment	—	—	4,809	69,143
Shares repurchased	(36,728)	(551,540)	(202,385)	(2,709,245)
Net decrease	(11,100)	$(171,202)	(116,402)	$(1,561,044)

Class R
Shares sold	2,761	$41,229	16,699	$221,212
Shares issued on reinvestment	—	—	220	3,129
Shares repurchased	(20,183)	(310,618)	(5,275)	(69,138)
Net increase (decrease)	(17,422)	$(269,389)	11,644	$155,203

Class I
Shares sold	202,602	$3,024,164	401,894	$5,506,193
Shares issued on reinvestment	752	11,727	6,655	96,553
Shares repurchased	(229,876)	(3,482,357)	(605,182)	(8,209,912)
Net decrease	(26,522)	$(446,466)	(196,633)	$(2,607,166)

Class IS
Shares sold	1,594,046	$23,944,803	5,674,226	$78,827,620
Shares issued on reinvestment	30,353	472,604	196,557	2,857,406
Shares repurchased	(659,106)	(9,854,283)	(2,109,011)	(29,754,766)
Net increase	965,293	$14,563,124	3,761,772	$51,930,260

8. Capital loss carryforward

As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(130,367,452)
12/31/2017	(187,642,091)
12/31/2018	(3,118,831)
$(321,128,374)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates.

9. Change in Fiscal Year End

In May 2014, the Board of Trustees approved changing the Fund’s fiscal year end from December to September.

QS Batterymarch International Equity Fund 2014 Semi-Annual Report	33

QS Batterymarch

International Equity Fund

Trustees

Kenneth D. Fuller President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective on or about September 8, 2014, BNY Mellon Investment Servicing (US) Inc. will serve as the Fund’s transfer agent.

QS Batterymarch International Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Batterymarch International Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch International Equity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012837 8/14 SR14-2282

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 21, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of

Date:	August 21, 2014